UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WYNN RESORTS, LIMITED

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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WYNN RESORTS, LIMITED

SECOND SUPPLEMENT, DATED MAY 14, 2018, TO

PROXY STATEMENT DATED APRIL 18, 2018

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2018

9:00 A.M. PACIFIC TIME

LAS VEGAS, NEVADA

This Second Supplement provides updated information with respect to the 2018 Annual Meeting of Shareholders (“Annual Meeting”) of Wynn Resorts, Limited (“Company”) to be held on May 16, 2018.

On or about April 18, 2018, the Company commenced the mailing of its Notice of Annual Meeting and Proxy Statement (“Proxy Statement”) for the Annual Meeting. The Company filed the Proxy Statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) on April 18, 2018 and filed supplemental and amended materials with the SEC on April 30, 2018 (“First Proxy Supplement”). This Second Supplement contains important information about recent developments and replaces and supersedes any inconsistent information set forth in the Proxy Statement and First Proxy Supplement.

PROPOSAL 1: ELECTION OF DIRECTORS

On May 14, 2018, John J. Hagenbuch advised the Company that he has determined to step down from the Company’s Board of Directors (“Board”) effective immediately prior to the Annual Meeting and not to stand for re-election at the Annual Meeting. As a result, Mr. Hagenbuch’s name has been withdrawn from nomination for re-election to the Board. The Board has determined that no other nominee for election at the Annual Meeting will be named in place of Mr. Hagenbuch.

In addition, Robert J. Miller resigned from the Board, effective May 14, 2018. Gov. Miller’s term as a director of the Company was scheduled to expire in 2020 and he was not a nominee for re-election at the Annual Meeting.

In light of the foregoing developments, the Board reduced the size of the Board to eight directors. These developments do not affect the Board’s nomination of Betsy Atkins and Patricia Mulroy for election as Class I directors at the Annual Meeting.

Our Board recommends a vote “FOR” the election of each of the two director nominees.

VOTING MATTERS

Other than Mr. Hagenbuch, the nominees for election to the Board named in the Proxy Statement will stand for election at the Annual Meeting. Notwithstanding Mr. Hagenbuch’s withdrawal, the proxy card or voting instruction form distributed with the Proxy Statement remains valid and the Company will not distribute a new form of proxy card. If you have already returned your proxy card or provided voting instructions, you do not need to take any action unless you wish to change or revoke your vote. Proxy cards and voting instruction forms already returned by shareholders will remain valid and will be voted at the Annual Meeting unless superseded or revoked.

Shares represented by proxy cards or voting instruction forms returned before the Annual Meeting will be voted with respect to the nominees as instructed on the proxy card or voting instruction form, except for votes or voting instructions with respect to Mr. Hagenbuch, which will be disregarded because he is no longer standing for re-election.

None of the other agenda items presented in the Proxy Statement are affected by this Second Supplement, and shares represented by proxy cards or voting instruction forms returned before the Annual Meeting will be voted with respect to all other matters properly brought before the Annual Meeting as instructed on the proxy card or voting instruction form.

If you have not yet returned the WHITE proxy card distributed by the Company or submitted your voting instructions, please complete the WHITE proxy card or submit voting instructions as soon as possible, disregarding Mr. Hagenbuch’s name as a nominee for election as a director.

Information on how to vote your shares, or change or revoke your prior vote or voting instructions, is available in the Proxy Statement and in the First Proxy Supplement. If you have already submitted your proxy card, you do not need to take any action unless you wish to change or revoke your vote.

Please vote your shares promptly by using the Internet or the telephone by following the instructions set forth on your WHITE proxy card. If you hold shares through a broker (i.e., in street name), you have the right to direct your broker how to vote your shares. Please contact your broker directly if you have questions about how to provide such instructions.

If you previously voted on Ms. Wynn’s blue proxy card, you have every right to change your vote. Your later dated WHITE proxy card, or your vote at a later date by Internet or telephone, will revoke any prior proxy. Only your last dated proxy will count. If your shares are held for you by a broker, bank or nominee, you must contact the broker, bank or nominee to revoke a previously authorized proxy.

Your vote is very important. Even if you plan to attend the Annual Meeting, we request that you vote your shares as soon as possible. Attending the Annual Meeting will not revoke your proxy unless you specifically request it to be revoked.

This Second Supplement is first being made publicly available to our shareholders on or about May 14, 2018. You may access an electronic copy of this Second Supplement, the Proxy Statement, the First Proxy Supplement, the Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2017 at www.proxyvote.com.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of the Company’s proxy materials, please contact Innisfree M&A Incorporated at the phone numbers listed below.

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll-free at (888) 750-5834

Banks and brokers may call collect at (212) 750-5833

Even if you plan to attend the meeting, please vote as soon as possible using one of the following methods:

By Telephone: In the U.S. or Canada, you can vote your shares toll-free by following the instructions on your WHITE proxy card.

By Internet: You can vote your shares online by following the instructions on your WHITE proxy card.

By Mail: You can vote by mail by completing, dating, and signing your WHITE proxy card or voting instruction form and returning it in the postage-paid envelope.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement, supplements to the definitive proxy statement, and a form of associated WHITE proxy card with the SEC in connection with the solicitation of proxies for the Annual Meeting. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON APRIL 18, 2018, THE PROXY SUPPLEMENT FILED WITH THE SEC ON APRIL 30, 2018, THE PROXY SUPPLEMENT FILED WITH THE SEC ON MAY 14, 2018, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at wynnresorts.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement filed with the SEC on April 18, 2018, the proxy supplement filed with the SEC on April 30, 2018 and the proxy supplement filed with the SEC on May 14, 2018, each with respect to the Annual Meeting. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.